UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 2005


                           CAMDEN NATIONAL CORPORATION
               (Exact name of Registrant as specified in charter)


          MAINE                         01-28190                01-0413282
(State or other jurisdiction          (Commission             (IRS employer
      of incorporation)                File Number)          Identification No.)


               Two Elm Street, Camden, Maine                  04843
            (Address of principal executive offices)        (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 - Regulation FD Disclosure

Camden National Corporation issued a press release on September 27, 2005, which is attached as Exhibit 99.1, declaring a quarterly dividend of $0.20 per share payable on October 31, 2005 for shareholders of record on October 14, 2005.


Item 9.01 - Financial Statements and Exhibits

            (c)   Exhibits.

                  99.1      Dividend announcement press release


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

       CAMDEN NATIONAL CORPORATION



          By:  /s/ Sean G. Daly                        Date: September 27, 2005
              -------------------------------------
              Sean G. Daly
              Chief Financial Officer and Principal
              Financial & Accounting Officer